UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22092

Oppenheimer Global Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  April 30

Date of reporting period:  4/30/2015

Item 1. Reports to Stockholders.

Annual Report 4/30/2015

OppenheimerFunds℠
The Right Way
to Invest

Oppenheimer
Global Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
1-Year	3.94%	-2.04%	7.46%

5-Year	10.91	9.61	9.58

Since Inception (10/1/07)	5.85	5.03	2.83

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 3.94% during the reporting period, underperforming the MSCI All Country World Index (the “Index”), which returned 7.46% during the same period. The Fund experienced the bulk of its underperformance in 2014. Perhaps the most noticeable aspect of performance during the year was the failure of solid business results to yield positive stock returns. While most of our holdings in media, consumer, and technology enjoyed the business progress we had anticipated, declines in their valuation multiples offset the progress.

On a sector basis, the Fund’s underperformance relative to the Index stemmed largely from less favorable stock selection in the information technology and financials sectors, along with an underweight position in the health care sector. The Fund outperformed the Index in the energy sector due to an underweight position in what was the weakest performing sector of the Index. The Fund also outperformed the Index in the materials and telecommunication services sectors, where stock selection benefited.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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MARKET OVERVIEW

In 2014, economic growth in the U.S. remained largely on track, while it slowed in other areas, including Europe, and parts of both Latin America and Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most currencies, including the euro, and Japanese yen. In many cases, the large move in currencies represented buying of the U.S. dollar due to a positive U.S. economic outlook compared to weakening growth prospects elsewhere, in addition to anticipated higher rates in the U.S. Other nations faced headwinds as well. Falling commodity prices pressured natural resource exporters such as Brazil, Russia and Australia. Russia was also under pressure due to sanctions related to hostilities in eastern Ukraine and Crimea, and the precipitous drop in oil prices. Even countries with positive economic fundamentals saw their currencies drop versus the dollar.

However, the first four months of 2015 were marked by a noticeable cooling in the U.S. growth trajectory. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman Janet Yellen reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015. Against this backdrop, European and emerging market equities outperformed U.S. equities so far in 2015.

FUND REVIEW

Top contributors to Fund returns this reporting period included Madison Square Garden Co., Baidu, Inc. and Amazon.com, Inc. Madison Square Garden experienced strong results from its MSG Entertainment (Madison Square Garden Arena, the Forum and The Theater at Madison Square Garden) and MSG Sports segments. The company also confirmed plans to split its entertainment business from its media and sports divisions. We believe MSG’s collection of quality assets remains undervalued. Baidu, the leading Internet search provider in China, continued to narrow the monetization gap between mobile and PC and transition from being primarily a search driven advertising platform to an integrated mobile Internet ecosystem. China’s internet development is still some

4      OPPENHEIMER GLOBAL VALUE FUND

years behind the U.S. and there exists an opportunity for strong structural growth in e-commerce, mobile Internet and online video. Baidu, as the dominant, sponsored player in search, is among the clear winners in the Chinese Internet ecosystem. In the U.S., e-commerce giant Amazon.com reported solid earnings and reached an all-time high during the reporting period. The market was also pleased when Amazon reported its cloud-computing business made a profit.

Detractors from performance this reporting period included Blinkx plc, Ascent Capital Group, Inc. and Yoox SpA, all of which we exited. Blinkx is a video advertising platform on the Internet. The company, along with the entire online video advertising industry, underperformed as advertisers questioned the validity of the traffic watching the ads and ultimately pulled back money. Competitively, the company also was slow to adapt to mobile advertising trends, which also weighed on their business results. Ascent Capital Group is a holding company that through Monitronics International provides security alarm monitoring services. The shares fell over the second half of the reporting period as customer retention trends weakened. Yoox is a leading online retailer in the luxury goods space. The company’s business model includes a multi-brand business that sells discounted products from a variety of designers, as well as a mono-brand business that offers a shop-in-shop platform for a growing number of brands. Though its business results were generally good, given the environment, concerns began to emerge about the durability of its business model.

STRATEGY & OUTLOOK

We believe the opportunities in the market are fairly obvious. You have large swaths of the market trading at record multiples on future positive developments. You have other high-quality parts of the market trading at discounts because of long past problems. The key is high quality. High-quality at a low valuation is the dream of successful investors. In a world that doesn’t display a wide variety of cheap ideas, we believe that the portfolio is well positioned.

One of the tenets of our investment philosophy is what we like to call being “patiently, conservatively aggressive.” Now is the time to be conservatively aggressive. What does that mean? It means buying the blue chip banks trading near or below their tangible book value. It means buying a leading U.S. provider of life insurance and retirement products, global property and casualty insurance that has been de-risked but still trades at roughly 70% of its breakup value. It means buying the global leading franchises in media and technology at discounts to the market. We think these ideas will work out well for our investors, which is why they represent several of the top positions in the Fund.

Randall C. Dishmon Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Google, Inc., Cl. A	5.0%

Twenty-First Century Fox, Inc., Cl. A	4.4

American International Group, Inc.	4.2

Citigroup, Inc.	4.0

Bank of America Corp.	3.9

National Fuel Gas Co.	3.4

Discovery Communications, Inc., Cl. A	3.1

Investment AB Kinnevik, Cl. B	3.0

Baidu, Inc., Sponsored ADR	2.8

Viacom, Inc., Cl. B	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	64.9%

Japan	5.8

Sweden	4.4

United Kingdom	4.4

Switzerland	4.3

China	4.2

Germany	4.2

France	3.9

Netherlands	1.5

Ireland	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2015, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/15

	Inception Date	1-Year	5-Year	Since Inception
Class A (GLVAX)	10/1/07	3.94%	10.91%	5.85%
Class C (GLVCX)	10/1/07	3.16%	10.05%	5.04%
Class I (GLVIX)	8/28/12	4.40%	N/A	17.83%
Class R (GLVNX)	10/1/07	3.70%	10.62%	5.58%
Class Y (GLVYX)	10/1/07	4.22%	11.24%	6.18%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/15

	Inception Date	1-Year	5-Year	Since Inception
Class A (GLVAX)	10/1/07	-2.04%	9.61%	5.03%
Class C (GLVCX)	10/1/07	2.16%	10.05%	5.04%
Class I (GLVIX)	8/28/12	4.40%	N/A	17.83%
Class R (GLVNX)	10/1/07	2.70%	10.62%	5.58%
Class Y (GLVYX)	10/1/07	4.22%	11.24%	6.18%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7      OPPENHEIMER GLOBAL VALUE FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During 6 Months Ended April 30, 2015

Class A	$1,000.00	$1,057.30	$6.65

Class C	1,000.00	1,053.30	10.49

Class I	1,000.00	1,059.70	4.40

Class R	1,000.00	1,056.10	7.93

Class Y	1,000.00	1,058.70	5.37

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.35	6.53

Class C	1,000.00	1,014.63	10.29

Class I	1,000.00	1,020.53	4.32

Class R	1,000.00	1,017.11	7.78

Class Y	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2015 are as follows:

Class	Expense Ratios

Class A	1.30%

Class C	2.05

Class I	0.86

Class R	1.55

Class Y	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS April 30, 2015

	Shares	Value

Common Stocks—98.9%

Consumer Discretionary—32.3%

Auto Components—1.8%
BorgWarner, Inc.	146,690	$8,684,048

Household Durables—2.1%
Sony Corp.[1]	336,500	10,163,428

Internet & Catalog Retail—6.0%
Amazon.com, Inc.[1]	26,960	11,371,189

JD.com, Inc., ADR[1]	209,859	7,042,868

Rakuten, Inc.	372,500	6,501,927

TripAdvisor, Inc.[1]	48,655	3,916,241

		28,832,225

Media—20.8%
AMC Networks,
Inc., Cl. A1	170,745	12,881,003

Discovery Communications, Inc., Cl. A1	454,525	14,708,429

Gannett Co., Inc.	139,866	4,800,201

Liberty Global plc, Cl. A1	206,145	10,748,400

Madison Square Garden Co. (The), Cl. A1	103,100	8,278,930

Media General, Inc.[1]	697,728	11,784,626

Twenty-First Century Fox, Inc., Cl. A	621,952	21,196,124

Viacom, Inc., Cl. B	190,801	13,251,129

Zee Entertainment Enterprises Ltd.	433,331	2,132,916

		99,781,758

Textiles, Apparel & Luxury Goods—1.6%
Christian Dior SE	38,771	7,601,814

Consumer Staples—1.9%

Beverages—1.2%
Pernod Ricard SA	46,180	5,732,223

Food Products—0.7%
KWS Saat SE	10,454	3,151,566

Financials—23.0%

Capital Markets—1.4%
Credit Suisse Group AG1	253,970	6,728,961

Commercial Banks—9.9%
Bank of America Corp.	1,174,453	18,709,036

	Shares	Value

Commercial Banks (Continued)

Citigroup, Inc.	360,540	$19,223,993

JPMorgan Chase & Co.	154,390	9,766,711

		47,699,740

Diversified Financial Services—3.0%
Investment AB
Kinnevik, Cl. B	418,019	14,431,048

Insurance—8.7%
American International Group, Inc.	361,234	20,333,862

Assured Guaranty Ltd.	471,854	12,263,485

MBIA, Inc.[1]	1,027,769	8,992,979

		41,590,326

Health Care—4.8%

Biotechnology—1.1%
Gilead Sciences, Inc.[1]	54,160	5,443,622

Health Care Providers & Services—1.5%
Express Scripts Holding Co.[1]	83,993	7,256,995

Life Sciences Tools & Services—1.4%
Lonza Group AG1	47,339	6,723,255

Pharmaceuticals—0.8%
Shire plc	46,790	3,806,752

Industrials—2.1%

Aerospace & Defense—0.6%
Airbus Group NV	44,700	3,104,068

Machinery—1.5%
Navistar International Corp.[1]	234,558	7,027,358

Information Technology—18.2%

Communications Equipment—0.7%
Nokia OYJ	459,386	3,106,676

Internet Software & Services—13.7%
Baidu, Inc., Sponsored ADR[1]	66,636	13,345,858

eBay, Inc.[1]	143,541	8,362,699

Google, Inc., Cl. A1	43,948	24,117,344

Pandora Media, Inc.[1]	134,780	2,404,475

Rocket Internet SE1,2	138,544	6,880,551

Twitter, Inc.[1]	53,160	2,071,114

11      OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services (Continued)

Yahoo!, Inc.[1]	205,480	$8,746,256

		65,928,297

IT Services—3.3%
MasterCard, Inc., Cl. A	134,100	12,097,161

Wirecard AG	86,832	3,824,292

		15,921,453

Technology Hardware, Storage & Peripherals—0.5%
Stratasys Ltd.[1]	60,790	2,276,585

Materials—4.9%

Chemicals—4.9%
Chemtura Corp.[1]	203,407	6,128,653

Monsanto Co.	88,691	10,107,227

Syngenta AG	22,208	7,465,504

		23,701,384

Telecommunication Services—8.3%

Diversified Telecommunication Services—4.0%
Cable & Wireless Communications plc	9,867,782	10,193,674

Iliad SA	23,980	5,647,656

Nippon Telegraph & Telephone Corp.	51,700	3,484,505

		19,325,835

	Shares	Value

Wireless Telecommunication Services—4.3%
KDDI Corp.	323,900	$7,653,561

Millicom International Cellular SA	86,388	6,731,793

Tim Participacoes SA	731,800	2,343,839

VimpelCom Ltd., ADR	697,308	3,953,736

		20,682,929

Utilities—3.4%

Gas Utilities—3.4%
National Fuel Gas Co.	251,554	16,212,655

Total Common Stocks (Cost $414,540,618)		474,915,001

Preferred Stock—1.4%
Fuchs Petrolub SE, Preference (Cost $5,775,336)	153,500	6,494,702

Total Investments, at Value (Cost $420,315,954)	100.3%	481,409,703

Net Other Assets (Liabilities)	(0.3)	(1,315,674)

Net Assets	100.0%	$480,094,029

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,880,551 or 1.43% of the Fund’s net assets as of April 30, 2015.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of April 30, 2015. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	2,827,177	116,541,858	119,369,035	—

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$—	$1,190

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Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$ 312,414,130	64.9%
Japan	27,803,421	5.8
Sweden	21,162,840	4.4
United Kingdom	20,942,074	4.4
Switzerland	20,917,721	4.3
China	20,388,726	4.2
Germany	20,351,111	4.2
France	18,981,693	3.9
Netherlands	7,057,804	1.5
Ireland	3,806,752	0.8
Finland	3,106,676	0.7
Brazil	2,343,839	0.5
India	2,132,916	0.4

Total	$ 481,409,703	100.0%

Forward Currency Exchange Contracts as of April 30, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Depreciation

CITNA-B	09/2015	USD 6,618	GBP 4,382	$103,151
GSCO-OT	09/2015	USD 22,996	EUR 21,113	755,371

Total Unrealized Depreciation				$858,522

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
GSCO-OT	Goldman Sachs Bank USA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound Sterling

See accompanying Notes to Financial Statements.

13      OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2015

Assets
Investments, at value (cost $420,315,954)—see accompanying statement of investments	$481,409,703

Receivables and other assets:
Investments sold	3,266,651
Dividends	469,076
Shares of beneficial interest sold	340,329
Expense waivers/reimbursements due from manager	11,627
Other	12,901

Total assets	485,510,287

Liabilities
Bank overdraft	2,406,082

Unrealized depreciation on forward currency exchange contracts	858,522

Payables and other liabilities:
Investments purchased	1,128,007
Shares of beneficial interest redeemed	911,144
Distribution and service plan fees	68,657
Trustees’ compensation	5,665
Shareholder communications	5,607
Other	32,574

Total liabilities	5,416,258

Net Assets	$480,094,029

Composition of Net Assets
Par value of shares of beneficial interest	$11,239

Additional paid-in capital	426,518,272

Accumulated net investment loss	(1,048,635)

Accumulated net realized loss on investments and foreign currency transactions	(5,617,038)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	60,230,191

Net Assets	$480,094,029

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Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $231,060,370 and 5,384,606 shares of beneficial interest outstanding)	$42.91
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$45.53

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,539,752 and 2,174,266 shares of beneficial interest outstanding)	$41.18

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $18,702,857 and 429,647 shares of beneficial interest outstanding)	$43.53

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,113,542 and 191,936 shares of beneficial interest outstanding)	$42.27

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $132,677,508 and 3,058,649 shares of beneficial interest outstanding)	$43.38

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $468,121)	$6,790,716
Affiliated companies	1,190

Total investment income	6,791,906

Expenses
Management fees	4,130,788

Distribution and service plan fees:
Class A	652,898
Class C	926,989
Class R1	33,818

Transfer and shareholder servicing agent fees:
Class A	586,408
Class C	204,022
Class I	4,581
Class R1	15,014
Class Y	296,932

Shareholder communications:
Class A	17,221
Class C	6,959
Class I	93
Class R1	498
Class Y	7,179

Custodian fees and expenses	39,120

Trustees’ compensation	7,984

Other	166,973

Total expenses	7,097,477
Less reduction to custodian expenses	(51)
Less waivers and reimbursements of expenses	(24,505)

Net expenses	7,072,921

Net Investment Loss	(281,015)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $714,070)	(5,602,435)
Foreign currency transactions	(72,272)

Net realized loss	(5,674,707)

Net change in unrealized appreciation/depreciation on:
Investments	36,907,153
Translation of assets and liabilities denominated in foreign currencies	(13,955,154)

Net change in unrealized appreciation/depreciation	22,951,999

Net Increase in Net Assets Resulting from Operations	$16,996,277

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER GLOBAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2015	Year Ended April 30, 2014

Operations
Net investment loss	$(281,015)	$(1,620,118)

Net realized gain (loss)	(5,674,707)	17,258,507

Net change in unrealized appreciation/depreciation	22,951,999	12,828,021

Net increase in net assets resulting from operations	16,996,277	28,466,410

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(295,855)
Class C	—	—
Class I	—	(40,064)
Class R1	—	—
Class Y	—	(181,707)

	—	(517,626)

Distributions from net realized gain:
Class A	(4,487,045)	—
Class C	(1,634,041)	—
Class I	(260,759)	—
Class R1	(127,350)	—
Class Y	(2,408,895)	—

	(8,918,090)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(73,763,587)	186,371,350
Class C	(5,636,807)	72,854,790
Class I	3,859,342	6,676,473
Class R1	2,547,817	3,568,342
Class Y	16,497,902	87,974,029

	(56,495,333)	357,444,984

Net Assets
Total increase (decrease)	(48,417,146)	385,393,768

Beginning of period	528,511,175	143,117,407

End of period (including accumulated net investment loss of $1,048,635 and $3,024, respectively)	$480,094,029	$528,511,175

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$42.01	$35.48	$29.20	$31.60	$26.18

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.17)	0.12	(0.09)	(0.16)
Net realized and unrealized gain (loss)	1.63	6.75	6.16	(2.18)	5.58

Total from investment operations	1.65	6.58	6.28	(2.27)	5.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	0.00	0.00	0.00
Distributions from net realized gain	(0.75)	0.00	0.00	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.75)	(0.05)	0.00	(0.13)	0.00

Net asset value, end of period	$42.91	$42.01	$35.48	$29.20	$31.60

Total Return, at Net Asset Value[3]	3.94%	18.59%	21.51%	(7.16)%	20.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,060	$301,854	$94,978	$56,178	$32,944

Average net assets (in thousands)	$266,375	$206,885	$63,128	$33,226	$8,939

Ratios to average net assets:[4]
Net investment income (loss)	0.04%	(0.41)%	0.40%	(0.33)%	(0.57)%
Total expenses[5]	1.31%	1.30%	1.34%	1.41%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.30%	1.34%	1.34%	1.40%

Portfolio turnover rate	102%	59%	87%	62%	37%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2015	1.31%
Year Ended April 30, 2014	1.30%
Year Ended April 30, 2013	1.34%
Year Ended April 30, 2012	1.41%
Year Ended April 29, 2011	1.73%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER GLOBAL VALUE FUND

Class C	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$40.65	$34.56	$28.67	$31.26	$26.11

Income (loss) from investment operations:
Net investment loss[2]	(0.30)	(0.50)	(0.13)	(0.33)	(0.37)
Net realized and unrealized gain (loss)	1.58	6.59	6.02	(2.13)	5.52

Total from investment operations	1.28	6.09	5.89	(2.46)	5.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.75)	0.00	0.00	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.75)	0.00	0.00	(0.13)	0.00

Net asset value, end of period	$41.18	$40.65	$34.56	$28.67	$31.26

Total Return, at Net Asset Value[3]	3.16%	17.65%	20.55%	(7.84)%	19.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,540	$94,011	$18,062	$9,116	$3,824

Average net assets (in thousands)	$92,759	$51,545	$11,396	$5,630	$745

Ratios to average net assets:[4]
Net investment loss	(0.75)%	(1.23)%	(0.43)%	(1.19)%	(1.26)%
Total expenses[5]	2.07%	2.06%	2.16%	2.26%	2.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.06%	2.14%	2.15%	2.15%

Portfolio turnover rate	102%	59%	87%	62%	37%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2015	2.07%
Year Ended April 30, 2014	2.06%
Year Ended April 30, 2013	2.16%
Year Ended April 30, 2012	2.26%
Year Ended April 29, 2011	2.63%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended April 30, 2015	Year Ended April 30, 2014	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$42.42	$35.76	$28.68

Income (loss) from investment operations:
Net investment income[2]	0.18	0.04	0.07
Net realized and unrealized gain	1.68	6.78	7.01

Total from investment operations	1.86	6.82	7.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.16)	0.00
Distributions from net realized gain	(0.75)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.75)	(0.16)	0.00

Net asset value, end of period	$43.53	$42.42	$35.76

Total Return, at Net Asset Value[3]	4.40%	19.09%	24.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,703	$14,350	$6,364

Average net assets (in thousands)	$15,286	$10,473	$2,381

Ratios to average net assets:[4]
Net investment income	0.43%	0.10%	0.31%
Total expenses[5]	0.87%	0.86%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.86%	0.89%

Portfolio turnover rate	102%	59%	87%

1. For the period from August 28, 2012 (inception of offering) to April 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2015	0.87%
Year Ended April 30, 2014	0.86%
Period Ended April 30, 2013	0.89%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER GLOBAL VALUE FUND

Class R	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$41.50	$35.11	$28.98	$31.43	$26.11

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.12)	(0.29)	0.03	(0.17)	(0 .22)
Net realized and unrealized gain (loss)	1.64	6.68	6.10	(2.15)	5.54

Total from investment operations	1.52	6.39	6.13	(2.32)	5.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.75)	0.00	0.00	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.75)	0.00	0.00	(0.13)	0.00

Net asset value, end of period	$42.27	$41.50	$35.11	$28.98	$31.43

Total Return, at Net Asset Value[3]	3.70%	18.20%	21.15%	(7.35)%	20.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,113	$5,445	$1,555	$1,278	$610

Average net assets (in thousands)	$6,980	$3,548	$1,188	$763	$150

Ratios to average net assets:[4]
Net investment income (loss)	(0.30)%	(0.69)%	0.11%	(0.62)%	(0.78)%
Total expenses[5]	1.53%	1.57%	1.64%	1.67%	3.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%	1.56%	1.64%	1.60%	1.65%

Portfolio turnover rate	102%	59%	87%	62%	37%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2015	1.53%
Year Ended April 30, 2014	1.57%
Year Ended April 30, 2013	1.64%
Year Ended April 30, 2012	1.67%
Year Ended April 29, 2011	3.21%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011 [1]

Per Share Operating Data
Net asset value, beginning of period	$42.35	$35.73	$29.32	$31.62	$26.11

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	(0.09)	0.23	(0.03)	(0.08)
Net realized and unrealized gain (loss)	1.70	6.84	6.18	(2.14)	5.59

Total from investment operations	1.78	6.75	6.41	(2.17)	5.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.13)	0.00	0.00	0.00
Distributions from net realized gain	(0.75)	0.00	0.00	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.75)	(0.13)	0.00	(0.13)	0.00

Net asset value, end of period	$43.38	$42.35	$35.73	$29.32	$31.62

Total Return, at Net Asset Value[3]	4.22%	18.88%	21.86%	(6.83)%	21.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132,678	$112,851	$22,158	$12,464	$4,248

Average net assets (in thousands)	$135,104	$59,159	$15,188	$7,141	$637

Ratios to average net assets:[4]
Net investment income (loss)	0.20%	(0.22)%	0.74%	(0.11)%	(0.28)%
Total expenses[5]	1.07%	1.04%	1.03%	1.14%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.02%	1.05%	1.05%

Portfolio turnover rate	102%	59%	87%	62%	37%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2015	1.07%
Year Ended April 30, 2014	1.04%
Year Ended April 30, 2013	1.03%
Year Ended April 30, 2012	1.14%
Year Ended April 29, 2011	1.58%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2015

1. Organization

Oppenheimer Global Value Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

23      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

24      OPPENHEIMER GLOBAL VALUE FUND

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$1,255,457	$56,727,132

1. As of April 30, 2015, the Fund had $1,255,457 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$1,255,457

2. During the fiscal year ended April 30, 2015, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended April 30, 2014, the Fund utilized $5,091,817 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to

25      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for April 30, 2015. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$66,152	$764,596	$830,748

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

	Year Ended April 30, 2015	Year Ended April 30, 2014
Distributions paid from:
Ordinary income	$2,578,700	$517,626
Long-term capital gain	6,339,390	—

Total	$8,918,090	$517,626

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$424,677,535
Federal tax cost of other investments	(858,522)

Total federal tax cost	$423,819,013

Gross unrealized appreciation	$71,911,405
Gross unrealized depreciation	(15,184,273)

Net unrealized appreciation	$56,727,132

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

26      OPPENHEIMER GLOBAL VALUE FUND

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

27      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

28      OPPENHEIMER GLOBAL VALUE FUND

3. Securities Valuation (Continued)

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2015 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$128,663,188	$26,400,085	$—	$155,063,273
Consumer Staples	—	8,883,789	—	8,883,789
Financials	89,290,066	21,160,009	—	110,450,075
Health Care	12,700,617	10,530,007	—	23,230,624
Industrials	7,027,358	3,104,068	—	10,131,426
Information Technology	73,421,492	13,811,519	—	87,233,011
Materials	16,235,880	7,465,504	—	23,701,384
Telecommunication Services	3,953,736	36,055,028	—	40,008,764
Utilities	16,212,655	—	—	16,212,655
Preferred Stock	—	6,494,702	—	6,494,702

Total Assets	$347,504,992	$133,904,711	$—	$481,409,703

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(858,522)	$—	$(858,522)

Total Liabilities	$—	$(858,522)	$—	$(858,522)

29      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposure and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to

30      OPPENHEIMER GLOBAL VALUE FUND

5. Risk Exposure and the Use of Derivative Instruments (Continued)

make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

31      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposure and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended April, 2015, the Fund had daily average contract amounts on forward contracts to sell of $4,218,863.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

32      OPPENHEIMER GLOBAL VALUE FUND

5. Risk Exposure and the Use of Derivative Instruments (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of

33      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Risk Exposure and the Use of Derivative Instruments (Continued)

the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at April 30, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Citibank NA	$(103,151)	$—	$—	$—	$(103,151)
Goldman Sachs Bank USA	(755,371)	—	—	—	(755,371)

Total	$(858,522)	$—	$—	$—	$(858,522)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of April 30, 2015:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized depreciation on forward currency exchange contracts	$858,522

34      OPPENHEIMER GLOBAL VALUE FUND

5. Risk Exposure and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Forward currency exchange contracts	$ 72,272

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Forward currency exchange contracts	$ (858,522)

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	1,756,410	$73,743,097	5,976,293	$248,157,743
Dividends and/or distributions reinvested	103,272	4,317,821	6,726	286,579
Redeemed	(3,659,574)	(151,824,505)	(1,475,111)	(62,072,972)

Net increase (decrease)	(1,799,892)	$(73,763,587)	4,507,908	$186,371,350

Class C
Sold	745,882	$30,077,521	2,026,783	$82,471,856
Dividends and/or distributions reinvested	39,570	1,592,678	—	—
Redeemed	(923,629)	(37,307,006)	(237,027)	(9,617,066)

Net increase (decrease)	(138,177)	$(5,636,807)	1,789,756	$72,854,790

Class I
Sold	193,790	$8,204,428	237,862	$9,866,409
Dividends and/or distributions reinvested	6,153	260,499	931	40,008
Redeemed	(108,534)	(4,605,585)	(78,498)	(3,229,944)

Net increase	91,409	$3,859,342	160,295	$6,676,473

Class R1
Sold	113,536	$4,734,909	108,588	$4,466,418
Dividends and/or distributions reinvested	3,042	125,417	—	—
Redeemed	(55,855)	(2,312,509)	(21,675)	(898,076)

Net increase	60,723	$2,547,817	86,913	$3,568,342

35      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended April 30, 2015		Year Ended April 30, 2014
	Shares	Amount	Shares	Amount
Class Y
Sold	2,713,319	$114,249,086	2,528,615	$108,432,984
Dividends and/or distributions reinvested	55,057	2,324,517	4,216	180,911
Redeemed	(2,374,318)	(100,075,701)	(488,326)	(20,639,866)

Net increase	394,058	$16,497,902	2,044,505	$87,974,029

1. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$524,055,543	$584,661,714

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.80%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Year Ended April 30, 2015		Year Ended April 30, 2014
Shares	Amount	Shares	Amount

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

36      OPPENHEIMER GLOBAL VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2015	$170,674	$51,240	$28,784	$3,426

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.40% for Class A shares, 2.15% for Class C shares, 0.90% for Class I shares, 1.65% for Class R shares and 1.05% for Class Y shares. During the year ended April 30, 2015, the Manager waived $23,260 for Class Y shares.

37      OPPENHEIMER GLOBAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2015, the Manager waived fees and/or reimbursed the Fund $1,245 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

38      OPPENHEIMER GLOBAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Value Fund, including the statement of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Value Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 16, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $0.52995 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 4, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended April 30, 2015 are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2015 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $6,908,422 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

40      OPPENHEIMER GLOBAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2007) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

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Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009- October 2010); Executive Vice President of the Sub-Adviser (October

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Arthur P. Steinmetz, Continued

2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Dishmon, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Randall C. Dishmon, Vice President (since 2007) Year of Birth: 1966	Vice President of the Sub-Adviser (since January 2005); Senior Portfolio Manager (since January 2008); Assistant Vice President and Senior Research Analyst of the Sub-Adviser (June 2001-January 2005). A portfolio manager and officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Continued	Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0687.001.0415 June 25, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $22,600 in fiscal 2015 and $22,100 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $888,588 in fiscal 2015 and $883,775 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, company reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $15,050 in fiscal 2015 and $1,675 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $550,189 in fiscal 2015 and $343,117 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,453,827 in fiscal 2015 and $1,228,567 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015